UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Utah Avenue, Suite 150, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
-	-	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common stock is quoted on the OTCQX® Best Market under the symbol “VXRT.”

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 16, 2026, Vaxart, Inc. (the “Company”) held the Company’s 2026 annual meeting of stockholders (the “Annual Meeting”). Proxies had been submitted by stockholders representing approximately 45.7% of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the Annual Meeting, the Company’s stockholders voted on three Proposals, each of which is described in more detail in the proxy statement for the Annual Meeting (the “Proxy Statement”).

The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1. Stockholders elected the six nominees for directors to serve until the Company’s 2027 annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
James B. Breitmeyer, M.D., Ph.D.	86,985,391	13,060,491	10,585,218
Kevin P. Finney	80,409,424	19,636,458	10,585,218
Elaine J. Heron, Ph.D.	51,372,172	48,672,711	10,586,217
Steven Lo	50,272,817	49,772,065	10,586,218
W. Mark Watson, C.P.A.	77,497,037	22,548,845	10,585,218
David Wheadon, M.D.	51,931,124	48,113,758	10,586,218

Proposal 2. Stockholders ratified the selection by the Audit Committee of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,448,931	19,724,442	10,457,727	-

Proposal 3. Stockholders did not approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,024,068	51,842,781	2,300,962	10,463,289

Item 7.01	Regulation FD Disclosure.

On July 17, 2026, the Company issued a press release announcing the voting results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2026		VAXART, INC.

	By:	/s/ Steven Lo
Steven Lo
President and Chief Executive Officer